UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2003

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  The following exhibit is being furnished herewith:

Exhibit No	Description

99.1	Press Release, dated July 31, 2003, issued by RailAmerica, Inc. for its 2003 second quarter financial results.

Item 9. Regulation FD Disclosure

     On July 31, 2003, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results for the second quarter and first six months of 2003. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 12. Results of Operations and Financial Conditions

     On July 31, 2003, the Company issued a press release announcing the Company’s results for the second quarter and first six months of 2003. The purpose of this Form 8-K is to furnish such press release. A copy of the press release is furnished with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC

Date: August 1, 2003	By: /s/ Michael J. Howe

Name: Michael J. Howe Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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